Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended March 31, 2020

OMAHA, Neb.--(BUSINESS WIRE)--April 20, 2020--AMCON Distributing Company (“AMCON”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $1.22 on net income available to common shareholders of $0.7 million for its second fiscal quarter ended March 31, 2020.

“Both of AMCON’s business segments are open for business. We are fully committed to our employees’ and customers’ success and safety during the rapidly evolving COVID-19 situation. While many of the states in which we operate have shelter in place orders, AMCON is an essential service provider and a key component of the United States supply chain as a distributor to convenience stores, truck stops, rural grocery stores as well as our role as a health food retailer,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. Atayan also noted, “Our Bank Group provided an expanded 5-year credit facility and on April 1, 2020 we successfully closed on our investment in Team Sledd, both of which further our long term strategic objectives. We welcome all the Team Sledd Associates, Customers and Vendors to the AMCON Community.”

“AMCON’s deepest sympathies go out to all who have been impacted by the coronavirus outbreaks. We want to thank our Associates who worked tirelessly during these challenging times to ensure our customers and communities had the essential products and supplies they need. Our management teams’ first priority is to maintain the continuity of our workforce and our employee’s safety in order to best serve our customers’ interests. Our team has worked diligently addressing simultaneous supply chain challenges that impacted the entire United States as several industry suppliers’ temporarily shut down during the COVID-19 crisis,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Plummer also noted, “Our team built and operated a Virtual Trade Show on short notice, as the governmental restrictions on large meetings made the traditional Spring Trade Show not possible. The customer response to the Virtual Trade Show was excellent and we built solid momentum going forward. We were pleased to close March 31, 2020 with shareholders’ equity of $62.6 million and consolidated debt of $46.6 million.”

The wholesale distribution segment reported revenues of $324.9 million and operating income of $2.9 million for the second quarter of fiscal 2020. The retail health food segment reported revenues of $13.0 million and operating income of $0.1 million for the second quarter of fiscal 2020.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON’s Healthy Edge Retail Group also operates twenty-one (21) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets March 31, 2020 and September 30, 2019

	March	September
	2020	2019
	(Unaudited)
ASSETS
Current assets:
Cash	$661,957	$337,704
Accounts receivable, less allowance for doubtful accounts of $1.3 million at March 2020 and $0.9 million at September 2019	27,811,495	24,665,620
Inventories, net	84,912,508	102,343,517
Income taxes receivable	172,365	350,378
Prepaid and other current assets	6,986,997	7,148,459
Total current assets	120,545,322	134,845,678

Property and equipment, net	18,287,881	17,655,415
Operating lease right-of-use assets, net	19,689,507	—
Goodwill	4,436,950	4,436,950
Other intangible assets, net	500,000	500,000
Other assets	406,653	273,579
Total assets	$163,866,313	$157,711,622

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,985,979	$18,647,572
Accrued expenses	6,650,445	8,577,972
Accrued wages, salaries and bonuses	3,107,209	3,828,847
Current operating lease liabilities	5,433,800	—
Current maturities of long-term debt	542,004	532,747
Total current liabilities	38,719,437	31,587,138

Credit facility	43,218,080	60,376,714
Deferred income tax liability, net	1,925,536	1,823,373
Long-term operating lease liabilities	14,597,065	—
Long-term debt, less current maturities	2,852,112	3,125,644
Other long-term liabilities	—	42,011

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 565,526 shares outstanding at March 2020 and 552,614 shares outstanding at September 2019	8,692	8,561
Additional paid-in capital	24,224,145	23,165,639
Retained earnings	67,184,900	66,414,397
Treasury stock at cost	(28,863,654)	(28,831,855)
Total shareholders’ equity	62,554,083	60,756,742
Total liabilities and shareholders’ equity	$163,866,313	$157,711,622

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three and six months ended March 31, 2020 and 2019

	For the three months ended March		For the six months ended March
	2020	2019	2020	2019
Sales (including excise taxes of $87.5 million and $82.9 million, and $181.5 million and $175.9 million, respectively)	$337,886,516	$310,715,873	$697,987,619	$655,449,793
Cost of sales	317,193,063	290,126,453	656,449,455	614,228,235
Gross profit	20,693,453	20,589,420	41,538,164	41,221,558
Selling, general and administrative expenses	18,512,890	17,391,681	37,465,626	35,348,896
Depreciation and amortization	790,901	641,228	1,516,361	1,249,236
	19,303,791	18,032,909	38,981,987	36,598,132
Operating income	1,389,662	2,556,511	2,556,177	4,623,426

Other expense (income):
Interest expense	387,263	396,576	859,686	719,526
Other (income), net	(29,920)	(36,280)	(36,697)	(39,636)
	357,343	360,296	822,989	679,890
Income from operations before income taxes	1,032,319	2,196,215	1,733,188	3,943,536
Income tax expense	333,000	673,000	582,000	1,175,000
Net income available to common shareholders	$699,319	$1,523,215	$1,151,188	$2,768,536

Basic earnings per share available to common shareholders	$1.24	$2.49	$2.04	$4.50
Diluted earnings per share available to common shareholders	$1.22	$2.45	$2.02	$4.44

Basic weighted average shares outstanding	565,697	611,824	564,129	614,874
Diluted weighted average shares outstanding	571,852	620,769	569,856	623,848

Dividends declared and paid per common share	$0.46	$0.46	$0.64	$0.64

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three and six months ended March 31, 2020 and 2019

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED MARCH 2019
Balance, January 1, 2019	856,039	$8,561	(238,744)	$(22,242,837)	$23,110,713	$64,796,415	$65,672,852
Dividends on common stock, $0.18 per share	—	—	—	—	—	(116,164)	(116,164)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	37,659	—	37,659
Repurchase of common stock	—	—	(24,527)	(2,268,761)	—	—	(2,268,761)
Net income	—	—	—	—	—	1,523,215	1,523,215
Balance, March 31, 2019	856,039	$8,561	(263,271)	$(24,511,598)	$23,148,372	$66,203,466	$64,848,801

THREE MONTHS ENDED MARCH 2020
Balance, January 1, 2020	869,367	$8,692	(303,534)	$(28,840,011)	$24,192,954	$66,592,637	$61,954,272
Dividends on common stock, $0.18 per share	—	—	—	—	—	(107,056)	(107,056)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	31,191	—	31,191
Repurchase of common stock	—	—	(307)	(23,643)	—	—	(23,643)
Net income	—	—	—	—	—	699,319	699,319
Balance, March 31, 2020	869,367	$8,692	(303,841)	$(28,863,654)	$24,224,145	$67,184,900	$62,554,083

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
SIX MONTHS ENDED MARCH 2019
Balance, October 1, 2018	844,089	$8,441	(228,312)	$(21,324,752)	$22,069,098	$63,848,030	$64,600,817
Dividends on common stock, $0.64 per share	—	—	—	—	—	(413,100)	(413,100)
Compensation expense and issuance of stock in connection with equity-based awards	11,950	120	—	—	1,079,274	—	1,079,394
Repurchase of common stock	—	—	(34,959)	(3,186,846)	—	—	(3,186,846)
Net income	—	—	—	—	—	2,768,536	2,768,536
Balance, March 31, 2019	856,039	$8,561	(263,271)	$(24,511,598)	$23,148,372	$66,203,466	$64,848,801

SIX MONTHS ENDED MARCH 2020
Balance, October 1, 2019	856,039	$8,561	(303,425)	$(28,831,855)	$23,165,639	$66,414,397	$60,756,742
Dividends on common stock, $0.64 per share	—	—	—	—	—	(380,685)	(380,685)
Compensation expense and issuance of stock in connection with equity-based awards	13,328	131	—	—	1,058,506	—	1,058,637
Repurchase of common stock	—	—	(416)	(31,799)	—	—	(31,799)
Net income	—	—	—	—	—	1,151,188	1,151,188
Balance, March 31, 2020	869,367	$8,692	(303,841)	$(28,863,654)	$24,224,145	$67,184,900	$62,554,083

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the six months ended March 31, 2020 and 2019

	March	March
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,151,188	$2,768,536
Adjustments to reconcile net income from operations to net cash flows from (used in) operating activities:
Depreciation	1,516,361	1,217,986
Amortization	—	31,250
Loss (Gain) on sales of property and equipment	33,642	(17,832)
Equity-based compensation	446,114	622,390
Deferred income taxes	102,163	226,918
Provision for losses on doubtful accounts	390,000	59,000
Inventory allowance	55,746	240,699
Other	(42,011)	1,978

Changes in assets and liabilities:
Accounts receivable	(3,535,875)	3,353,602
Inventories	17,375,263	20,978,357
Prepaid and other current assets	(100,883)	(2,402,722)
Other assets	(133,074)	7,897
Accounts payable	4,401,077	(467,687)
Accrued expenses and accrued wages, salaries and bonuses	(1,432,939)	(2,275,795)
Income taxes receivable	178,013	273,742
Net cash flows from (used in) operating activities	20,404,785	24,618,319

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(2,245,139)	(2,159,232)
Proceeds from sales of property and equipment	—	23,700
Net cash flows from (used in) investing activities	(2,245,139)	(2,135,532)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	680,161,101	642,850,736
Repayments under revolving credit facility	(697,319,735)	(661,055,136)
Principal payments on long-term debt	(264,275)	(556,969)
Repurchase of common stock	(31,799)	(3,186,846)
Dividends on common stock	(380,685)	(413,100)
Net cash flows from (used in) financing activities	(17,835,393)	(22,361,315)
Net change in cash	324,253	121,472
Cash, beginning of period	337,704	520,644
Cash, end of period	$661,957	$642,116

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$927,322	$774,784
Cash paid during the period for income taxes	301,824	674,340

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$6,583	$212,800
Issuance of common stock in connection with the vesting and exercise of equity-based awards	990,653	1,005,792

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727